UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2020

BURLINGTON STORES, INC.

(Exact Name of Registrant As Specified In Charter)

Delaware	001-36107	80-0895227
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2006 Route 130 North

Burlington, New Jersey 08016

(Address of Principal Executive Offices, including Zip Code)

(609) 387-7800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in the Definitive Proxy Statement (the “Proxy Statement”) on Schedule 14A filed by Burlington Stores, Inc. (the “Company”) with the Securities and Exchange Commission on April 3, 2020, the Compensation Committee (the “Committee”) of the Company’s Board of Directors, pursuant to its authority under the Company’s Annual Incentive Plan (the “Plan”), delayed the determination and finalization of cash bonuses under the Plan (the “2019 Bonuses”) for the Company’s continuing named executive officers until later in fiscal 2020, after the Committee had more clarity regarding the impact of COVID-19.

On June 29, 2020, the 2019 Bonuses were finalized and awards were made to the Company’s continuing named executive officers as follows: Michael O’Sullivan, Chief Executive Officer – $764,934; Jennifer Vecchio, President and Chief Merchandising Officer – $1,076,020; Fred Hand, Chief Customer Officer/Principal – $807,467; John Crimmins, Executive Vice President and Chief Financial Officer – $481,523; and Joyce Manning Magrini, Executive Vice President - Human Resources – $405,708.  These awards, which are expected to be paid on July 3, 2020, reflect the payouts contemplated by the Plan based on actual fiscal 2019 Company performance. The fiscal 2019 amounts in the column entitled “Total” in the Fiscal 2019 Summary Compensation Table included in the Proxy Statement, recalculated to reflect the 2019 Bonuses for the continuing named executive officers, are as follows: Mr. O’Sullivan – $31,821,531; Ms. Vecchio – $4,671,855; Mr. Hand – $3,354,549; Mr. Crimmins – $1,712,230; and Ms. Manning Magrini – $1,605,546. Because the Company included the calculated results for the 2019 Bonuses in its pay ratio disclosure in the Proxy Statement, there are no changes to the pay ratio disclosure based on the approved 2019 Bonuses.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON STORES, INC. /s/ David Glick
David Glick
Senior Vice President of Investor Relations and Treasurer

Date: July 2, 2020